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                                                                   EXHIBIT 10.65

                                                                  EXECUTION COPY



                                EIGHTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
               (FORMERLY KNOWN AS BEVERLY CALIFORNIA CORPORATION)
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                                      AND
                          THE NIPPON CREDIT BANK, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                         Dated as of February 14, 1996


          THIS EIGHTH AMENDMENT dated as of February 14, 1996 (this "Amendment"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("Borrower"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as hereinafter defined) pursuant to subsection
10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("Nippon"), as agent for the Lenders (in such capacity, the "Agent"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994, as further amended by that certain Third Amendment to Credit Agreement dated as of November 1, 1994, as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 1994, as further amended by that certain Fifth Amendment to Credit Agreement dated as of December 30, 1994, as further amended by that certain Sixth Amendment to Credit Agreement dated as of July 25, 1995 and as further amended by that certain Seventh Amendment to Credit Agreement dated as of September 29, 1995 (as so amended, the "Credit Agreement"), as set forth herein.


                                    RECITALS

          WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;





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          WHEREAS, Lenders and Agent have agreed to approve such amendments;

          WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendment to Credit Agreement. Subject to conditions set forth in paragraph 4 hereof, the Credit Agreement is hereby amended as follows:

          (a) Subsection 5.15(l) of the Credit Agreement is hereby amended by deleting the word "and" appearing at the end thereof.

          (b) Subsection 5.15(m) of the Credit Agreement is hereby amended by deleting the "." appearing at the end thereof and substituting "; and" therefor.

          (c) Subsection 5.15 of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

               (n) Contingent obligations incurred by Subsidiaries of BEI to guaranty BEI's $180,000,000 Senior Notes due 2006 issued in the first quarter of 1996 substantially in accordance with the terms and conditions set forth in the Prospectus relating thereto dated as of February 9, 1996 ("Unsecured Senior Notes"); provided, that $170,000,000 of the aggregate amount of the proceeds of the Unsecured Senior Notes is used on the date of issuance thereof to repay or reimburse the Borrower for repaying
               (1) the Morgan Term Loans in an amount not less than $87,500,000; (2) the LTCB Notes in an amount not less than $28,000,000; (3) the Notes in an amount not less than $8,750,000; and (4) the remaining balance to





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               repay a portion of the revolving loans outstanding under the
               Morgan Credit Agreement.

     3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to the Agent and the Lenders that:

          (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

          (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

          (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

          (d) The execution, delivery and performance of this Amendment, and the Credit Agreement as amended by this Amendment, by each Loan Party which is a party thereto are within the corporate power and authority of each such Loan Party and, as of the Eighth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment as of the Eighth.Amendment Effective Date, are duly executed and delivered by each of such Loan Parties which is a party thereto and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Eighth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of each applicable Loan Party, enforceable against each applicable Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.





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          (e)  The execution and delivery by each applicable Loan Party of this
     Amendment, and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party, or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

          (f) The execution and delivery by each applicable Loan Party of this Amendment, and the performance by each such Loan.Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action - to, with or by, any federal, state or other governmental authority or regulatory body.

     4. Conditions to Effectiveness. Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Eighth Amendment Effective Date"):

          (a) On or before the Eighth Amendment Effective Date, Borrower shall deliver to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Eighth Amendment Effective Date, duly executed and delivered by the parties thereto:

              (i) Signature and incumbency certificates of each of BEI, Borrower and each Subsidiary Guarantor of its respective officers executing this Amendment certified by such party's respective secretary or assistant secretary; and

              (ii)  Executed counterparts of this Amendment.

          (b) On or before the Eighth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the





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     Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request

          (c) On or before the Eighth Amendment Effective Date, AdviNet, Inc., Beverly Crest Corporation, Beverly Enterprises-Distribution Services, Inc., Hospice Preferred Choice, Inc., Beverly Rehabilitation Services, Inc., Synergos, Inc., Synergos-Scottsdale, Inc., Synergos- Pleasanthill, Inc. and Synergos-North Hollywood, Inc. each shall have executed a Subsidiary Guaranty Agreement under which each such Subsidiary Guarantor guarantees the Obligations under the Credit Agreement as amended by this Amendment.

          (d) On or before the Eighth Amendment Effective Date, the Borrower shall have caused payment to the Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment.

     5. Acknowledgment and Agreement of Guarantors. Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

          Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Eighth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.





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          Each Guarantor acknowledges and agrees that in addition to all the other waivers agreed to and made by Guarantor as set forth in the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound, and pursuant to the provisions of California Civil Code Section 2856, "Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and. reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. "

          Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

     6. Effectiveness; Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 2) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

     7. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     8. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

     9. Applicable Law. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.





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          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       BEI:

                                       BEVERLY ENTERPRISES, INC.



                                       By:
                                       Title:


                                       Borrower:

                                       BEVERLY HEALTH AND REHABILITATION
                                       SERVICES, INC.


                                       By:
                                       Title:


                                       Agent:

                                       THE NIPPON CREDIT BANK, LTD.,
                                       LOS ANGELES AGENCY,
                                       as Agent



                                       By:
                                       Title:





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                                        Lenders:

                                        THE NIPPON CREDIT BANK, LTD.,
                                        LOS ANGELES AGENCY,
                                        as a Lender


                                        By:
                                        Title:


                                        TORONTO-DOMINION (TEXAS), INC.,
                                        as a Lender



                                        By:
                                        Title:


                           [Signatures Continued]





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The Subsidiary Guarantors:

American Transitional Care
Centers of Texas, Inc.

American Transitional Care
Dallas-Ft. Worth, Inc.

American Transitional Health
Care, Inc.

American Transitional
Hospitals, Inc.

American Transitional
Hospitals of Indiana, Inc.

American Transitional
Hospitals of Oklahoma, Inc.

American Transitional
Hospitals of Tennessee, Inc.

ATH Del Oro, Inc.

ATH Heights, Inc.

ATH Tucson, Inc.

Beverly Enterprises -
  Alabama, Inc.

Beverly Enterprises -
  Arkansas, Inc.

Beverly Enterprises -
  Florida, Inc.

Beverly Enterprises -
  Georgia, Inc.

Beverly Enterprises
  Japan Limited

Beverly Enterprises-
  Maryland, Inc.

Beverly Enterprises -
  Massachusetts, Inc.

Beverly Enterprises -
  Minnesota, Inc.





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Beverly Enterprises -
  Mississippi, Inc.

Beverly Enterprises -
  Missouri, Inc.

Beverly Enterprises -
  Nebraska, Inc.

Beverly Enterprises -
  North Carolina, Inc.

Beverly Enterprises -
  Oregon

Beverly Enterprises -
Wisconsin, Inc.

Commercial Management,
  Inc.

Hallmark Convalescent
  Homes, Inc.

Hospital Facilities
  Corporation

Moderncare of Lumberton,
  Inc.

Nebraska City S-C-H, Inc.

South Dakota - Beverly
  Enterprises, Inc.

Vantage Healthcare
  Corporation

AGI-Camelot, Inc.

AGI-McDonald County
  Health Care, Inc.

Beverly Enterprises -
  Arizona, Inc.

Beverly Enterprises -
  California, Inc.

Beverly Enterprises -
  Colorado, Inc.

Beverly Enterprises -
  Connecticut, Inc.





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Beverly Enterprises -
  Garden Terrace, Inc.

Beverly Enterprises -
  Hawaii, Inc.

Beverly Enterprises -
  Idaho, Inc.

Beverly Enterprises -
  Illinois, Inc.

Beverly Enterprises -
  Indiana, Inc.

Beverly Enterprises -
  Kansas, Inc.

Beverly Enterprises -
  Kentucky, Inc.

Beverly Enterprises -
  Louisiana, Inc.

Beverly Enterprises -
  Michigan, Inc.

Beverly Enterprises -
  New Jersey, Inc.

Beverly Enterprises -
  Ohio, Inc.

Beverly Enterprises -
  Pennsylvania, Inc.

Beverly Enterprises -
  South Carolina, Inc.

Beverly Enterprises -
  Tennessee, Inc.

Beverly Enterprises -
  Texas, Inc.

Beverly Enterprises -
  Utah, Inc.

Beverly Enterprises -
  Virginia, Inc.

Beverly Enterprises -
  Washington, Inc.





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Beverly Enterprises -
  West Virginia, Inc.

Beverly Indemnity, Ltd.

Beverly Manor Inc. of
  Hawaii

Beverly Savana Cay Manor,
  Inc.

Columbia-Valley Nursing
  Home, Inc.

Computran Systems, Inc.

Continental Care Centers
  of Council Bluffs, Inc.

Forest City Building Ltd.

Home Medical Systems,
  Inc.

Kenwood View Nursing
  Home, Inc.

Liberty Nursing Homes,
  Incorporated

Medical Arts Health
  Facility of
  Lawrenceville, Inc.

Nursing Home Operators,
  Inc.

Petersen Health Care,
  Inc.

Pharmacy Corporation of
  America

Salem No. 1, Inc.

South Alabama Nursing
  Home, Inc.





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Taylor County Health
  Facility, Incorporated

Alliance Health Services,
  Inc.

Healthcare Prescription
  Services, Inc.

Dunnington Drugs, Inc.

Insta-Care Holdings, Inc.

AdviNet, Inc.

Beverly Crest Corporation

Beverly Enterprises-
  Distribution Services, Inc.

Hospice Preferred Choice,
  Inc.

Beverly Rehabilitation
  Services, Inc.

Synergos, Inc.

Synergos - Scottsdale, Inc.

Synergos- Pleasanthill, Inc.

Synergos - North Hollywood,
  Inc.



By:
Title:





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